                                                                     EXHIBIT 4.1

                         [HOMEGATE LOGO APPEARS HERE]

        NUMBER                    HOMEGATE                           SHARES
                              Studios & Suites
    C                   HOMEGATE HOSPITATILITY, INC.
                                                                  COMMON STOCK

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN
DALLAS, TEXAS AND NEW YORK, NEW YORK                            CUSIP 43740G109
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



This Certifies that





is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

                          HOMEGATE HOSPITALITY, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by the proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereof, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                          COUNTERSIGNED AND REGISTERED:
                                                  CHASEMELLON SHAREHOLDER
                        [CORPORATE SEAL           SERVICES, L.L.C.
                         APPEARS HERE]
                                                  TRANSFER AGENT AND REGISTRAR


                                                BY
/s/ Illegible         /s/ Illegible
SECRETARY             PRESIDENT                             AUTHORIZED SIGNATURE



AMERICAN BANK NOTE COMPANY      OCT. 1, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12                        046688fc
LONG BEACH, CA  90807
(310) 989-2333
(FAX)(310) 426-7450    METRO  proof         NEW
                                   ------

                          HOMEGATE HOSPITALITY, INC.

    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. A stockholder may make the request to the Transfer Agent or to the Corporation at its principal executive offices.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common       UNIF GIFT MIN ACT -     Custodian
   TEN ENT - as tenants by entireties                      -----          ------
   JT TEN  - as joint tenants with right                   (Cust)        (Minor)
             of survivorship and not as           under Uniform Gifts to Minors
             tenants in common                    Act
                                                     --------------------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto

                   ----------------------
Please insert Social Security or Other
   Identifying Number of Assignee

        -----------------

--------------------------------------------------------------------------------
   (Please print or typewrite name and address including postal zip code of assignee)

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------

                                        X
           NOTICE                        ----------------------------------
THE SIGNATURE(S) TO THIS ASSIGNMENT                (SIGNATURE)
MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE            X
CERTIFICATE IN EVERY PARTICULAR,         ----------------------------------
WITHOUT ALTERATION OR ENLARGEMENT                  (SIGNATURE)
OR ANY CHANGE WHATEVER.

                                        THE SIGNATURES SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION AS
                                        DEFINED IN RULE 17Ad-15 UNDER THE
                                        SECURITIES EXCHANGE ACT OF 1934 AS
                                        AMENDED

                                        SIGNATURE(S) GUARANTEED BY:



                                        -------------------------------------

AMERICAN BANK NOTE COMPANY   OCT 1, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807        046688bk
(310) 989-2333
(FAX) (310) 426-7450         Proof          NEW
                                  -------